EXHIBIT 4.5

                                                          CONFORMED COPY


                                 AMENDMENT NO. 3

                  AMENDMENT NO. 3 dated as of November 12, 1998 among SMITHFIELD FOODS, INC., a corporation duly organized and validly existing under the laws of the State of Virginia (the "Borrower"); the SUBSIDIARY GUARANTORS party hereto (the "Subsidiary Guarantors"); the LENDERS party hereto (the "Lenders"); and THE CHASE MANHATTAN BANK, as agent for the Lenders (in such capacity, the "Administrative Agent").

                  The parties hereto are parties to a Five-Year Credit Agreement dated as of July 15, 1997 (as amended to and in effect on the date hereof, the "Credit Agreement"). Capitalized terms used but not otherwise defined herein have the meanings given them in the Credit Agreement. The parties hereto wish to amend certain respects, and accordingly, hereby agree as follows:

                  Section 1. Amendments. Subject to the execution and delivery hereof by the Borrower, the Subsidiary Guarantors, the Required Lenders and the Administrative Agent, but effective as of August 3, 1998, the Credit Agreement is hereby amended as follows:

                  A. General.  All  references in  the  Credit  Agreement to the
Credit   Agreement (including  indirect  references)  shall  be  deemed  to   be
references to the Credit Agreement as amended hereby.

                  B. Commitments. Section 2.01 of the Credit Agreement shall be amended to read as follows:

                  Section 2.01. Commitments. Subject to the terms and conditions set forth herein, each Lender agrees to make Revolving Loans to the Borrower from time to time during the Availability Period in an aggregate principal amount (i) that will not result in such Lender's Revolving Credit Exposure exceeding such Lender's Commitment and (ii) that will not result in the sum of the aggregate amount of the Revolving Credit Exposures of all of the Lenders plus the aggregate principal amount of all Pari Passu Debt then outstanding plus the aggregate principal amount (as defined in the definition of "Material Indebtedness" herein) of the obligations of the Borrower or any of its Subsidiaries under Hedging Agreements exceeding the Consolidated Borrowing Base. Within the foregoing limits and subject to the terms and conditions set forth herein, the Borrower may borrow, prepay and reborrow Revolving Loans.

                  C. Investments,  Loans, Advances, Guarantees and Acquisitions.
Section 6.04 of the Credit Agreement shall be amended by deleting "and" from the end of subsection (f) thereof, replacing the period at the end of subsection (g) thereof with "; and" and adding a new clause, to read as follows:

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                  (h)  other   Investments   by  the  Borrower  or  any  of  its
         Subsidiaries in any Person (other than a Subsidiary) principally engaged in a business in which the Borrower and its Subsidiaries are permitted by Section 6.03(b) to be engaged, subject always to the limitation set forth in Section 6.12(f).


                  D.  Financial   Covenants.   Section  6.12(f)  of  the  Credit
Agreement shall be amended to read as follows:

                  (f) (1) Except as permitted by Section 6.12(f)(2) below, the Borrower will not permit the sum (without duplication) of (i) Capital Expenditures made by the Borrower and its Subsidiaries in any fiscal year of the Borrower plus (ii) the Aggregate Consideration for all Acquisitions made by the Borrower and its Subsidiaries in such fiscal year plus (iii) an amount (not less than zero) equal to any net increase from the beginning of such fiscal year through the end of such fiscal year in the aggregate amount of Investments in Joint Ventures plus (iv) an amount equal to the aggregate amount of Investments made under Section 6.04(h) in such fiscal year, to exceed the higher of (x) the sum of Consolidated Net Income plus depreciation for the Borrower and its Subsidiaries for such fiscal year or (y) $100,000,000.

                  (2) The sum (without duplication) of (i) Capital Expenditures made by the Borrower and its Subsidiaries in any fiscal year of the Borrower plus (ii) the Aggregate Consideration for all Acquisitions made by the Borrower and its Subsidiaries in such fiscal year plus
         (iii) an amount (not less than zero) equal to any net increase from the beginning of such fiscal year through the end of such fiscal year in the aggregate amount of Investments in Joint Ventures plus (iv) an amount equal to the aggregate amount of Investments made under in
         Section 6.04(h) in such fiscal year may exceed the limit established by
         Section 6.12(f)(1), provided that the aggregate amount of all such excesses permitted by this Section 6.12(f)(2) for all fiscal years of the Borrower shall not exceed the Net Cash Proceeds of the Senior Subordinated Notes received by the Borrower at or prior to the time of determination.

                  Section 2. Representations and Warranties. The Borrower hereby represents and warrants to the Lenders and the Administrative Agent that the representations and warranties set forth in Article III of the Credit Agreement are on the date hereof true and complete as if made on and as of such date and as if each reference in such representations and warranties to the Credit Agreement included reference to such agreement as amended by this Amendment No. 3.

                  Section 3. Miscellaneous. Except as herein provided, the Credit Agreement shall remain unchanged and in full force and effect. This Amendment No. 3 may be executed in any number of counterparts, all of which taken together shall constitute one and the same amendatory instrument and any of the parties hereto may execute this Amendment No. 3 by signing any such counterpart and sending the same by telecopier, mail messenger or courier to the Administrative Agent or counsel to the Administrative Agent. This Amendment No. 3 shall be governed by, and construed in accordance with, the law of the State of New York.

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                  IN WITNESS  WHEREOF,  the  parties  hereto  have  caused  this
Amendment No. 3 to be duly executed as of the day and year first above written.

                                       SMITHFIELD FOODS, INC.

                                       By /s/ Aaron D. Trub
                                          --------------------------------
                                          Name: Aaron D. Trub
                                          Title: Vice President Chief Financial
                                                 Officer Secretary

                                       THE SMITHFIELD PACKING COMPANY,
                                       INCORPORATED

                                       By /s/ Aaron D. Trub
                                          --------------------------------
                                          Name: Aaron D. Trub
                                          Title: Secretary and Treasurer

                                       GWALTNEY OF SMITHFIELD, LTD.

                                       By /s/ Aaron D. Trub
                                          --------------------------
                                          Name: Aaron D. Trub
                                          Title: Secretary and Treasurer

                                       PATRICK CUDAHY INCORPORATED

                                       By /s/ Aaron D. Trub
                                          ------------------------------
                                          Name: Aaron D. Trub
                                          Title: Secretary and Treasurer

                                       JOHN MORRELL & CO.

                                       By /s/ Aaron D. Trub
                                          ------------------------------
                                          Name: Aaron D. Trub
                                          Title: Secretary and Treasurer

                                       LYKES MEAT GROUP, INC.

                                       By /s/ Aaron D. Trub
                                          ------------------------------
                                          Name: Aaron D. Trub
                                          Title: Secretary and Treasurer

                                       BROWN'S OF CAROLINA, INC.

                                       By /s/ Aaron D. Trub
                                          ------------------------------
                                          Name: Aaron D. Trub
                                          Title: Secretary and Treasurer

                                       HANCOCK'S OLD FASHIONED COUNTRY
                                       HAMS, INC.

                                       By /s/ Aaron D. Trub
                                          ----------------------------
                                          Name: Aaron D. Trub
                                          Title: Secretary and Treasurer


                                       VALLEYDALE FOODS, INC.

                                       By /s/ Aaron D. Trub
                                          -----------------------------
                                          Name: Aaron D. Trub
                                          Title: Secretary and Treasurer

                                       COPAZ PACKING CORPORATION

                                       By /s/ Aaron D. Trub
                                          -----------------------------
                                          Name: Aaron D. Trub
                                          Title: Secretary and Treasurer

                                       SUNNYLAND, INC.

                                       By /s/ Aaron D. Trub
                                          --------------------------------
                                          Name: Aaron D. Trub
                                          Title: Secretary and Treasurer

                                       SMITHFIELD PACKING-LANDOVER, INC.

                                       By /s/ Aaron D. Trub
                                          -------------------------------
                                          Name: Aaron D. Trub
                                          Title: Secretary and Treasurer

                                       THE CHASE MANHATTAN BANK,
                                        individually and as
                                        Administrative Agent

                                       By /s/ Gary L. Spevak
                                          -------------------------------
                                          Name: Gary L. Spevak
                                          Title: Vice President


                                       COOPERATIEVE CENTRALE RAIFFEISEN -
                                       BOERENLEENBANK B.A. "RABOBANK
                                       NEDERLAND", NEW YORK BRANCH

                                       By /s/ Theodore W. Cox
                                          ------------------------------
                                          Name: Theodore W. Cox
                                          Title: Vice President

                                       By /s/ W. Jeffrey Vollack
                                          ------------------------------
                                          Name: W. Jeffrey Vollack
                                          Title: Senior Credit Officer
                                                 and Senior Vice President


                                       AGRIBANK, FCB

                                       By /s/ J. Hathaway
                                          -----------------------------
                                          Name: J. Hathaway
                                          Title: Director


                                       CREDIT AGRICOLE INDOSUEZ

                                       By /s/ Katherine L. Abbott
                                          ----------------------------
                                          Name: Katherine L. Abbott
                                          Title: First Vice President

                                       By /s/ W. Leroy Startz
                                          -----------------------------
                                          Name: W. Leroy Startz
                                          Title: First Vice President

                                       DG BANK, DEUTSCHE
                                       GENOSSENSCHAFTSBANK,
                                       CAYMAN ISLANDS BRANCH

                                       By /s/ Kurt A. Morris
                                          -----------------------------
                                          Name: Kurt A. Morris
                                          Title: Vice President

                                       By /s/ Eric K. Zimmerman
                                          ------------------------------
                                          Name: Eric K. Zimmerman
                                          Title: Assistant Treasurer


                                       NATIONSBANK, N.A.

                                       By /s/ Barry P. Sullivan
                                          -----------------------------
                                          Name: Barry P. Sullivan
                                          Title: Vice President


                                       U.S. BANCORP AG CREDIT, INC.
                                       (f/k/a FBS AG CREDIT, INC.)

                                       By /s/ Douglas S. Hoffner
                                          ----------------------------
                                          Name: Douglas S. Hoffner
                                          Title: Vice President


                                       SUNTRUST BANK, ATLANTA

                                       By /s/ Robert V. Honeycutt
                                          -----------------------------
                                          Name: Robert V. Honeycutt
                                          Title: Vice President

                                       By /s/ Hugh E. Brown
                                          -----------------------------
                                          Name: Hugh E. Brown
                                          Title: Banking Officer


                                       THE BANK OF TOKYO-MITSUBISHI, LTD.

                                       By_________________________
                                         Name:
                                         Title:

                                       DRESDNER BANK AG, NEW YORK
                                       AND GRAND CAYMAN BRANCHES

                                       By /s/ Deborah Slusarczyk
                                          ----------------------------
                                          Name: Deborah Slusarczyk
                                          Title: Vice President

                                       By /s/ A.R. Morris
                                          ---------------------------
                                          Name: A. Richard Morris
                                          Title: First Vice President


                                       FARM CREDIT SERVICES OF THE
                                       MIDLANDS, PCA

                                       By /s/ James R. Knuth
                                          -----------------------------
                                          Name: James R. Knuth
                                          Title: Vice President


                                       HARRIS TRUST AND SAVINGS BANK

                                       By /s/ Greg Hennenfent
                                          ----------------------------
                                          Name: Greg Hennenfent
                                          Title: Vice President


                                       SANWA BANK LIMITED

                                       By_________________________
                                         Name:
                                         Title:


                                       THE SUMITOMO BANK, LIMITED,
                                       NEW YORK BRANCH

                                       By_________________________
                                         Name:
                                         Title: